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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K


                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:                    JANUARY 21, 1999
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                             CORNUCOPIA RESOURCES LTD.
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              (Exact name of registrant as specified in its charter)


BRITISH COLUMBIA, CANADA               0-16778                     NONE
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(State or other jurisdiction of      (Commission              (IRS Employer
 incorporation)                      File Number)           Identification No.)


       540 THE MARINE BUILDING, 355 BURRARD STREET, VANCOUVER, B.C. V6C 2G8
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                      (Address of Principal Executive Office)


        Registrant's telephone number, including area code: (604) 687-0619.



Unless otherwise indicated, all references to "dollars" and "$" are to Canadian dollars.

_______________________________________________________________________________

                                    Page 1 of 4

                             CORNUCOPIA RESOURCES LTD.
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TABLE OF CONTENTS

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                                                                    PAGE
ITEM 1:   CHANGES IN CONTROL OF REGISTRANT                            -

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS                        -

ITEM 3:   BANKRUPTCY OR RECEIVERSHIP                                  -

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT               -

ITEM 5:   OTHER EVENTS                                                -

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS                       2

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS                           -

ITEM 8:   CHANGE IN FISCAL YEAR                                       -

ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.        -

SIGNATURES                                                            3

EXHIBITS                                                              4
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CORNUCOPIA RESOURCES LTD. (THE "COMPANY")

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTOR

On January 15, 1999, Mr. David S. Jennings resigned as a Director of the Company and its subsidiary companies. Mr. Jennings had been a Director of the Company since June, 1986. He is also a director of Great Basin Gold Ltd. in which capacity, he has recently assumed overall responsibility for the management of the Ivanhoe Joint Venture and its operations. Dr. Jennings has resigned to obviate any possibility of conflict of interest which might arise from his position as a director of both participating companies.

A copy of the news release announcement is attached as Exhibit 20.1.

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                             CORNUCOPIA RESOURCES LTD.


                                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       CORNUCOPIA RESOURCES LTD.


                                                            /s/ Karyn E. Bachert
Date: January 21, 1999                                 -------------------------
                                                                Karyn E. Bachert
                                                             Corporate Secretary

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                                                       CORNUCOPIA RESOURCES LTD.
                    Suite 540 - 355 Burrard Street, Vancouver, BC Canada V6C 2G8
                           Telephone: (604) 687-0619 - Facsimile: (604) 681-4170

NEWS RELEASE                                             TSE TRADING SYMBOL: CNP
                                                     OTCBB TRADING SYMBOL: CNPGF


FOR IMMEDIATE RELEASE                                           JANUARY 21, 1998


VANCOUVER, BC - Andrew F. B. Milligan, President and Chief Executive Officer of Cornucopia Resources Ltd. (CNP: TSE; CNPGF: OTC Bulletin Board) announces that Dr. David S. Jennings has resigned as a director of the Company.
Dr. Jennings has been a director of the Company since June, 1986. He is also a director of Great Basin Gold Ltd. in which capacity he has recently assumed overall responsibility for the management of the Ivanhoe Joint Venture and its operations. Dr. Jennings has resigned to obviate any possibility of conflict of interest which might arise from his position as a director of both participating companies.

In accepting Dr. Jennings' resignation, the Board of Directors has expressed its sincere appreciation of his long standing support and expert guidance in exploration theory and practice.

The Ivanhoe Joint Venture, in which the Company has a 25% interest, is currently finalizing the 1999 exploration program which will include drilling in the Clementine area where several exceptionally high grade gold and silver intercepts were encountered in the 1997 and 1998 drill programs.

Cornucopia Resources Ltd. is listed on the Toronto Stock Exchange (CNP) and is quoted in the United States on the OTC Bulletin Board (CNPGF).


ON BEHALF OF THE BOARD OF DIRECTORS

(SIGNED)

Andrew F. B. Milligan
President and CEO
CORNUCOPIA RESOURCES LTD.                   INVESTOR RELATIONS:  1.604.687.0619